                                                                      EXHIBIT 24




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-31805, 33-53274 and 33-63681.




                                                   ARTHUR ANDERSEN LLP


Philadelphia, PA
  October 30, 1995